                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                 --------------

                                  F O R M  8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 2001



                               CIT EC - EF 2001-A
                               ------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



          000-33183
-----------------------------                            ------------
    (Commission File Number)                   (IRS Employer Identification No.)


                   c/o Chase Manhattan Bank USA,
                   National Association
                   c/o JP Morgan Chase
                   500 Stanton Christiana Road, OPS4/3rd Floor
                   Newark, Delaware                                  19713
                   (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (302) 552-6287


                                       N/A

         (Former name or former address, if changed since last report.)





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Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

         On September 14, 2001, NCT Funding Company, L.L.C. (the "Company") sold $233,500,000 aggregate principal amount of Class A-1 3.48% Receivable-Backed Notes, $275,000,000 aggregate principal amount of Class A-2 3.73% Receivable-Backed Notes, $298,000,000 aggregate principal amount of Class A-3 4.32% Receivable-Backed Notes, $249,500,000 aggregate principal amount of Class A-4 4.84% Receivable-Backed Notes and $55,563,967 aggregate principal amount of Class B 4.58% Receivable-Backed Notes (the "Notes"). The Notes have the benefit of certain funds deposited in a reserve account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Pooling and Servicing Agreement"). The Notes were offered for sale to the public pursuant to a prospectus supplement dated September 6, 2001 to the prospectus dated February 5, 2001 (the "Prospectus").

         The Notes represent obligations of CIT EC - EF 2001-A (the "Trust"). The Trust was created pursuant to a Trust Agreement annexed hereto as Exhibit
4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture (the "Indenture")annexed hereto as Exhibit 4.1.

         The property of the Trust primarily consists of a pool of commercial contracts consisting of true leases, finance leases and loan and security agreements and other financing arrangements for the lease/purchase of construction equipment, manufacturing equipment, transportation equipment, printing equipment and various other equipment (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $17,006,929 which was retained from the proceeds of the sale of the Notes pursuant to the Indenture and deposited in the reserve account pursuant to a Reserve Account Agreement annexed hereto as Exhibit 10.2.

         All of the Contracts were acquired by the Company from CIT Financial USA, Inc. and sold by the Company to the Trust pursuant to the Pooling and Servicing Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(c) Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

         Exhibit No.     Description
         -----------     -----------
            1.1       Underwriting Agreement among NCT Funding Company, L.L.C.,
                      CIT Financial USA, Inc., and Deutsche Bank Alex. Brown Inc.
                      on behalf of itself and as representative of the several

                      underwriters, dated September 6, 2001.

            4.1       Indenture between the CIT EC - EF 2001-A as Issuer and
                      Allfirst Bank as Indenture Trustee, dated as of August 1,
                      2001.

            4.2       Amended and Restated Trust Agreement between NCT Funding
                      Company, L.L.C. as Trust Depositor, and Chase Manhattan Bank
                      USA, National Association as Owner Trustee, dated as of
                      August 1, 2001.

            4.3 Pooling and Servicing Agreement among CIT EC - EF 2001-A as Issuer, NCT Funding Company, L.L.C. as Depositor,
                      CIT Financial USA, Inc. in its individual capacity, and, The CIT Group/Equipment Financing, Inc. as Servicer, dated as of August 1, 2001.

            10.1      Reserve Account Agreement among CIT EC - EF 2001-A as the
                      Trust, Allfirst Bank as Indenture Trustee, NCT Funding
                      Company, L.L.C. as Trust Depositor, CIT Financial USA,
                      Inc. in its individual capacity, and The CIT Group/Equipment
                      Financing,Inc. as Servicer, dated as of August 1, 2001.

            10.2 Administration Agreement among CIT EC - EF 2001-A as Issuer,The CIT Group/Equipment Financing, Inc.
                      as Administrator, NCT Funding Company, L.L.C.
                      as Trust Depositor, and Allfirst Bank, as
                      Indenture Trustee, dated as of August 1, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CIT EC - EF 2001-A

                                    By:  THE CIT GROUP/EQUIPMENT FINANCING, INC.
                                          as Servicer

                                    By: /s/ Eric S. Mandelbaum
                                       ----------------------------------
                                       Name:  Eric S. Mandelbaum
                                       Title: Vice President

Dated: September 28, 2001






                      STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.......................  'SS'